UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.        )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12

NUVEEN CHURCHILL DIRECT LENDING CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Nuveen Churchill Direct Lending Corp.
375 Park Avenue, 9th Floor
New York, New York 10152
April 6, 2026
Dear Shareholder:
You are cordially invited to attend the annual meeting of shareholders of Nuveen Churchill Direct Lending Corp. (the “Company”) to be held on May 21, 2026 at 12:30 p.m., Eastern Time (the “Annual Meeting”). The Annual Meeting will be held in a virtual meeting format only. You can participate in the Annual Meeting, vote and submit questions via live audio webcast by visiting www.virtualshareholdermeeting.com/NCDL2026 and entering your control number on your proxy card or voting instruction form.
Your vote is very important! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting shareholder votes.
The Notice of the Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. The Annual Meeting is being held for the following purposes:
(i)to elect two members of the board of directors of the Company (the “Board”) to serve until the 2029 annual meeting of shareholders and until their respective successors are duly elected and qualified; and
(ii)to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
The Board unanimously recommends that you vote FOR the proposal to be considered and voted on at the Annual Meeting.
The Company has elected to provide access to its proxy materials to its shareholders over the Internet under the Securities and Exchange Commission’s (the “SEC”) “notice and access” rules. On or about April 6, 2026, the Company intends to mail to its shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Company's proxy statement and annual report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) and how to submit proxies over the Internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how you may request from the Company, free of charge, hard copies of the proxy statement, the proxy card and the Annual Report. The Company believes that providing its proxy materials over the Internet will expedite shareholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.
It is important that your shares of the Company’s common stock, par value $0.01 per share, be represented at the Annual Meeting. If you are unable to attend the Annual Meeting, I encourage you to vote your proxy on the Internet or by telephone by following the instructions provided on the Notice of Internet Availability of Proxy Materials. Your vote and participation in the governance of the Company are very important.

Sincerely yours,

Kenneth Kencel
President and Chief Executive Officer

NUVEEN CHURCHILL DIRECT LENDING CORP.
375 Park Avenue, 9th Floor
New York, New York 10152
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 21, 2026
To the Shareholders of Nuveen Churchill Direct Lending Corp.:
NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of Nuveen Churchill Direct Lending Corp., a Maryland corporation (the “Company”), will be held on May 21, 2026 at 12:30 p.m., Eastern Time (the “Annual Meeting”). The Annual Meeting will be held in a virtual meeting format only, and will be conducted via live audio webcast. It is important to note that shareholders have the same rights and opportunities by participating in the virtual meeting as they would if attending an in-person meeting. You will be able to participate in the Annual Meeting, vote and submit your questions via live audio webcast by visiting www.virtualshareholdermeeting.com/NCDL2026. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying proxy statement under the heading “How do I attend and vote at the Annual Meeting.”
The Annual Meeting is being held for the following purposes:
1.to elect two members of the board of directors of the Company (the “Board”) to serve until the 2029 annual meeting of shareholders and until their respective successors are duly elected and qualified; and
2.to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
The Board has fixed the close of business on March 31, 2026 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.
Important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 21, 2026. The Company’s proxy statement, the proxy card, and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) are available at www.virtualshareholdermeeting.com/NCDL2026 and www.proxyvote.com. This proxy statement and the Annual Report also can be found on our website at www.ncdl.com under the “Investors” tab or the SEC’s EDGAR website at www.sec.gov.
Your vote is important regardless of the number of shares that you own. If you are unable to participate in the Annual Meeting, we encourage you to vote your proxy on the Internet or by telephone by following the instructions provided on the Notice of Internet Availability of Proxy Materials. You may also request from us, free of charge, hard copies of the proxy statement and proxy card for the Company by following the instructions on the Notice of Internet Availability of Proxy Materials.
By Order of the Board of Directors,
John McCally
Vice President and Secretary
April 6, 2026
This is an important meeting. To ensure proper representation at the Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy via the Internet or by telephone, or request, complete, sign, date and return a proxy card. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or subsequently executed proxy, or by attending the Annual Meeting and voting virtually. Instructions on how to vote while participating at the Annual Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/NCDL2026.

NUVEEN CHURCHILL DIRECT LENDING CORP.
375 Park Avenue, 9th Floor
New York, New York 10152

ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 21, 2026
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
What is the date of the Annual Meeting and where will it be held?
The annual meeting (the “Annual Meeting”) of shareholders of Nuveen Churchill Direct Lending Corp., which is sometimes referred to in this proxy statement as “we,” “us,” “our,” or the “Company,” will be held in a virtual meeting format only on May 21, 2026. You will be able to participate in the Annual Meeting, vote and submit your questions via live audio webcast by visiting www.virtualshareholdermeeting.com/NCDL2026.
What will I be voting on at the Annual Meeting?
At the Annual Meeting, holders of the Company’s common stock (each, a “Shareholder”) will be asked to elect each of Kenneth Kencel and Stephen Potter to the Company's board of directors (the “Board”) for a three-year term, expiring at the 2029 annual meeting of shareholders and until their respective successor is duly elected and qualified.
Who can vote at the Annual Meeting?
Only Shareholders of record as of the close of business on March 31, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.
How many votes do I have?
Shareholders are entitled to one vote for each share held as of the Record Date.
How do I attend and vote at the Annual Meeting?
The Company will be hosting the Annual Meeting live via audio webcast. Any Shareholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/NCDL2026. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
Attending the Annual Meeting Virtually. The Company will be hosting the Annual Meeting live via audio webcast. Any Shareholder can participate in the Annual Meeting live online at www.virtualshareholdermeeting.com/NCDL2026. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
•Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/NCDL2026.
•If you encounter any difficulties while accessing the virtual Annual Meeting during the check-in or Annual Meeting time, a technical assistance phone number will be made available on the virtual registration page 15 minutes prior to the start of the Annual Meeting.
•Webcast starts at 12:30 p.m., Eastern Time.
•You will need your control number located on your proxy card to enter the Annual Meeting.
•Shareholders may submit questions while attending the Annual Meeting via the Internet.

To attend and participate in the Annual Meeting, you will need the control number located on your Notice of Internet Availability of Proxy Materials. If you lose your control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of Shareholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties that Shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
Voting by Proxy through the Internet.   You may authorize a proxy through the Internet using the web address included in your Notice of Internet Availability of Proxy Materials. Authorizing a proxy through the internet requires you to input the control number located on your Notice of Internet Availability of Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the Internet link.
Voting by Proxy by Telephone.   You may authorize a proxy by telephone by using the telephone number included in your Notice of Internet Availability of Proxy Materials and following the instructions provided in your Notice of Internet Availability of Proxy Materials. Authorizing a proxy by telephone requires you to input the control number located on your Notice of Internet Availability of Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call.
Voting by Proxy through the Mail.   You may also request from us, free of charge, hard copies of the proxy statement and proxy card for the Company by following the instructions on the Notice of Internet Availability of Proxy Materials. When voting by proxy and mailing your proxy card, you are required to:
•indicate your instructions on the proxy card;
•date and sign the proxy card;
•mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on May 20, 2026.
Does the Board recommend voting for Proposal 1?
Yes. The Board unanimously recommends that you vote “FOR” the proposal.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be held on May 21, 2026 at 12:30 p.m., Eastern Time. The Annual Meeting will be held in a virtual meeting format only, and will be conducted via live audio webcast. Only holders of record of our common stock, par value $0.01 per share (the “Shares”), as of the Record Date will be entitled to vote at the Annual Meeting. As of the Record Date, we had 49,387,065 Shares outstanding and entitled to vote. This proxy statement (the “Proxy Statement”) is being provided to the Shareholders via the Internet on April 6, 2026. In addition, a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access the Proxy Statement and our annual report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) and how to submit proxies over the Internet or by telephone is being sent to our Shareholders of record on or about April 6, 2026. The Annual Report and this Proxy Statement both can be accessed online at www.virtualshareholdermeeting.com/NCDL2026 and www.proxyvote.com.
All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the Shares represented by the proxy will be voted FOR the election of two members of the Board to serve until the 2029 annual meeting of shareholders and until their respective successors are duly elected and qualified. Should any matter not described above be properly presented at the Annual Meeting, the named proxies will vote in accordance with their best judgment as permitted.
Voting Rights
Holders of our Shares are entitled to one vote for each Share held as of the Record Date.
The Annual Meeting is being held for the following purposes:
1.to elect two members of the Board to serve until the 2029 annual meeting of shareholders and until their respective successors are duly elected and qualified; and
2.to transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.
Record Date
The Board has fixed the close of business on March 31, 2026 as the Record Date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 49,387,065 Shares outstanding.
Quorum Required
A majority of the outstanding Shares entitled to vote at the Annual Meeting must be present or represented by proxy at the Annual Meeting to have a quorum. If you have properly voted by proxy via the Internet, telephone or mail, you will be considered part of the quorum. Abstentions will be treated as shares present for determining whether a quorum is established.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions
Proposal 1 – To elect two members of the Board to serve until the 2029 annual meeting of shareholders and until their respective successors are duly elected and qualified.	Affirmative vote of a plurality of the votes cast at the Annual Meeting virtually or by proxy, meaning votes cast for such nominee’s election must exceed the votes withheld from such nominee’s election.	No	Abstentions will not be included in determining the number of votes cast and, as a result, will not affect the outcome.

Voting
You may vote at the Annual Meeting by using the virtual control number contained in the Notice of Internet Availability of Proxy Materials or by proxy in accordance with the instructions provided below. You also may authorize a proxy through the Internet or by telephone using the web address or telephone number, as applicable, included in your Notice of Internet Availability of Proxy Materials. These options require you to input the control number located on your Notice of Internet Availability of Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on the proposal. You will have an opportunity to review your voting instructions and make any necessary changes before submitting your voting instructions and terminating the telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming your voting instructions prior to submission, will also receive an e-mail confirming your instructions upon request. When voting by proxy and mailing your proxy card, you are required to:
•indicate your instructions on the proxy card;
•date and sign the proxy card;
•mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on May 20, 2026.

If your Shares are held in street name, these proxy materials are being forwarded to you by your account holder, along with voting instructions. As the beneficial owner, you have the right to direct your account holder how to vote your Shares, and the account holder is required to vote your Shares in accordance with your instructions. Your broker cannot vote your Shares on your behalf without your instructions. A “broker non-vote” with respect to a matter occurs when a broker, bank or other nominee holding Shares on behalf of a beneficial owner votes on some matters on the proxy card, but not on other matters, because the broker has not received voting instructions from the beneficial owner on a particular proposal and does not have discretionary authority (or declines to exercise discretionary authority) to vote the Shares on such proposal. Brokers, banks and other nominees will not have discretionary authority to vote on the election of directors (Proposal 1). Therefore, the Company does not expect any broker non-votes at the Annual Meeting. In addition, as the beneficial owner of our Shares, you are entitled to participate in the Annual Meeting. If you are a beneficial owner, however, you may not vote your Shares at the Annual Meeting unless you obtain a legal proxy executed in your favor from the account holder of your Shares.
You may receive more than one proxy statement and proxy card or voting instructions form if your Shares are held through more than one account (e.g., through different account holders). Each proxy card or voting instructions form only covers those Shares held in the applicable account. If you hold Shares in more than one account, you must provide voting instructions as to all your accounts to vote all your Shares.
Important notice regarding the availability of proxy materials for the Annual Meeting.   This Proxy Statement, the proxy card, and the Annual Report are available at www.virtualshareholdermeeting.com/NCDL2026 and www.proxyvote.com. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of this Proxy Statement and the Annual Report.
If you plan to attend the Annual Meeting and vote your Shares virtually, you will need your control number located on your Notice of Internet Availability of Proxy Materials in order to be admitted to the Annual Meeting.
Quorum and Adjournment
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the Shares outstanding on the Record Date will constitute a quorum.
If a quorum is not present at the Annual Meeting, the Chairman will have the authority to adjourn the Annual Meeting, from time-to-time without notice and without the vote or approval of Shareholders, until a quorum is present.

Proxies for the Annual Meeting
The named proxies for the Annual Meeting are Kenneth Kencel, Shai Vichness, and John McCally (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Annual Meeting in their judgment.
Expenses of Soliciting Proxies
The Company will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the Internet and the cost of mailing the Notice of Internet Availability of Proxy Materials and any requested proxy materials to Shareholders. The Company has engaged Broadridge Financial Solutions, Inc., an independent proxy solicitation firm, to assist in the distribution of the proxy materials and tabulation of proxies. The cost of Broadridge’s services with respect to the solicitation of proxies for the Annual Meeting is estimated to be approximately $67,000, plus reasonable out-of-pocket expenses.
Revocability of Proxies
A Shareholder may revoke any proxy that is not irrevocable by attending the Annual Meeting and voting virtually or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Company. Shareholders have no appraisal or dissenters’ rights in connection with the proposal described herein.
Contact Information for Proxy Solicitation
You can contact us by mail sent to the attention of the Vice President and Secretary of the Company, John McCally, at our principal executive office located at 375 Park Avenue, 9th Floor, New York, New York 10152. You can call us by dialing (212) 478-9200. You can access our proxy materials online at www.virtualshareholdermeeting.com/NCDL2026 and www.proxyvote.com.
Notice of Internet Availability of Proxy Materials
In accordance with regulations promulgated by the SEC, the Company has made this Proxy Statement, the Notice of Annual Meeting of Shareholders, and the Annual Report available to Shareholders on the Internet. Shareholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “Voting” above and/or (iii) elect to receive future proxy materials by electronic delivery via the Internet address provided below.
This Proxy Statement, the Notice of Annual Meeting and the Annual Report are available at www.virtualshareholdermeeting.com/NCDL2026 and www.proxyvote.com.
Electronic Delivery of Proxy Materials
Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those Shareholders who have elected to receive their proxy materials electronically. While the Company encourages Shareholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, Shareholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of Shares held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of this Proxy Statement and the Annual Report.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth certain information with respect to the beneficial ownership of our Shares, according to information furnished to us by such persons or publicly available filings, as of the Record Date by: (1) each director and director nominee of the Board; (2) the Company’s executive officers; (3) the executive officers and directors as a group; and (4) each person known to us to beneficially own 5% or more of our outstanding Shares. Ownership information for those persons who beneficially own 5% or more of the outstanding Shares is based upon filings by such persons with the SEC and other information obtained from such persons. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The percentage ownership is based on 49,387,065 Shares outstanding as of the Record Date. The number of Shares held by beneficial owners of 5% or more of our outstanding common stock is as of the date of the applicable SEC filing made by those owners (unless otherwise noted). To our knowledge, except as indicated in the footnotes to the table, each of the Shareholders listed below has sole voting and/or investment power with respect to our Shares beneficially owned by such Shareholder.

Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class Outstanding
5% Owners
Teachers Insurance and Annuity Association of America (1)	6,810,466	13.79%
Cresset Partners BDC Fund II, LLC (2)	2,800,961	5.67%
Cresset Partners BDC Fund I, LLC (2)	2,743,951	5.56%
Steven G. Segal (3)	2,567,623	5.20%
Interested Director
Kenneth Kencel (4)	120,758	*
Independent Directors
Reena Aggarwal (5)	10,729	*
Kenneth Miranda (6)	30,000	*
Stephen Potter (7)	26,824	*
James Ritchie (8)	94,347	*
Executive Officers
Shai Vichness(9)	38,675	*
Charmagne Kukulka	—	*
John McCally	7,745	*
Marissa Hassen	5,998	*
All officers and directors as a group (9 persons) (10)	335,076	*
________________________
* Less than 1%
(1)    The address of Teachers Insurance and Annuity Association of America (“TIAA”) is 730 Third Avenue, New York, NY 10017. TIAA holds (i) 5,361,757 Shares directly, and (ii) 1,448,709 Shares indirectly through a private fund managed by Churchill in which TIAA is the sole equity investor.
(2)    The address of Cresset Partners BDC Fund I, LLC and Cresset Partners BDC Fund II, LLC is 444 W. Lake St. Ste. 4700, Chicago, IL 60606.
(3)    The address for Steven G. Segal is 50 Wachusett Road, Chestnut Hill, MA 02467. Mr. Segal holds (i) 1,488,998 Shares directly, and (ii) 42,286 Shares indirectly in his IRA account. In addition Mr. Segal holds an aggregate of 1,036,339 shares indirectly.
(4)    Mr. Kencel holds all of his Shares indirectly: (i) 8,850 Shares are held through a joint account, pursuant to which he has shared voting and dispositive power; (ii) 73,791 Shares are held through a trust; and (ii) 38,117 Shares are held through a trust, pursuant to which Mr. Kencel's spouse retains sole voting and dispositive power.
(5)    Dr. Aggarwal holds all of her Shares indirectly through Aggarwal LLC, of which she is CEO and retains sole voting and dispositive power with respect to such Shares.
(6)    Mr. Miranda holds all of his Shares indirectly through a trust, pursuant to which he has shared voting and dispositive power.
(7)    Mr. Potter holds all of his Shares indirectly through a trust, pursuant to which he retains sole voting and dispositive power.
(8)    Mr. Ritchie holds all of his Shares indirectly through a joint account, pursuant to which he has shared voting and dispositive power.
(9)    Mr. Vichness holds (i) 25,000 Shares directly, and (ii) 13,675 Shares indirectly through a trust, pursuant to which Mr. Vichness' spouse retains sole voting and dispositive power.
(10)    The address for each of the directors and executive officers of the Company is c/o Nuveen Churchill Direct Lending Corp., 375 Park Avenue, 9th Floor, New York, NY 10152.

PROPOSAL 1: ELECTION OF DIRECTOR NOMINEES
At the Annual Meeting, Shareholders are being asked to consider the election of two directors of the Company. Pursuant to the Company’s bylaws, the number of directors on the Board may not be less than one or more than nine. Under the Company’s Articles of Amendment and Restatement (the “Charter”), the directors are divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes had initial terms of one, two, and three years, respectively. The Board currently consists of six directors who serve in the following classes: Class III (terms ending at the Annual Meeting) — Kenneth Kencel and Stephen Potter; Class I (term ending at the 2027 annual meeting of shareholders) — Kenneth Miranda; and Class II (terms ending at the 2028 annual meeting of shareholders) — Reena Aggarwal and James Ritchie.
Each of Kenneth Kencel and Stephen Potter have been nominated for election by the Board to serve a three-year term until the 2029 annual meeting of shareholders and until their respective successor is duly elected and qualified. Each director nominee has agreed to serve as a director if re-elected at the Annual Meeting and has consented to being named as a nominee in this Proxy Statement.
A Shareholder can vote “for,” “withhold authority” or abstain from voting his, her or its vote from the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the director nominees named below in accordance with the recommendation of the Board. If any of the director nominees should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”). The Board has no reason to believe that any of the persons named as director nominees will be unable or unwilling to serve.
Required Vote
Each director nominee will be elected to the Board if the votes cast for such nominee's election exceed the votes withheld from such nominee’s election. If a Shareholder votes to “withhold authority” with respect to a nominee, the shares will not be voted with respect to the person indicated. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this Proposal 1. There will be no cumulative voting with respect to Proposal 1.
Information about the Director Nominees and Directors
Set forth below is information regarding Messrs. Kencel and Potter, who have been nominated by the Board for election by the shareholders as directors of the Company at the Annual Meeting, as well as information about the Company’s other current directors whose terms of office will continue after the Annual Meeting. Neither Mr. Kencel nor Mr. Potter are being proposed for election pursuant to any arrangement or understanding between either Dr. Aggarwal or Mr. Ritchie, on the one hand, and the Company or any other person or entity, on the other hand.
The information below includes specific information about each director’s experience, qualifications, attributes and skills that led the Board to the conclusion that the individual is qualified to serve on the Board, in light of the Company’s business and structure. There were no legal proceedings of the type described in Item 401(f) of Regulation S-K in the past 10 years against any of our directors, director nominees or officers, and none are currently pending.
Nominees for Class III Directors — Terms Expiring 2026:
Mr. Kencel is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company due to his position as the Chief Executive Officer and President of the Company and Chief Executive Officer and President of Churchill Asset Management LLC (“Churchill”), a sub-adviser to the Company. The Board has determined that Mr. Potter is not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company.

Name, Address and Age(1)	Position(s) held within the Company	Principal Occupation(s) During the Past 5 years	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(2)	Other Directorships Held by Director or Nominee for Director
Interested Director
Kenneth Kencel, 67	Director	Chief Executive Officer and President of Churchill, the Company, NC SLF Inc., Nuveen Churchill Private Capital Income Fund, and Nuveen Churchill BDC V	Class III Director since 2019, Term expires in 2026	4	Canisius High School
Stephen Potter, 69	Director	Director	Class III Director since 2019, Term expires in 2026	4
Miami Corporation

Rush University Medical Center

British American Business Council

Solti Foundation

American School in London US Foundation

Japan America Society of Chicago

Rush System for Health

Walter Scott & Partners

Insight Investments

BNY Investment Management EMEA

Newton Investment Management

Duke University Trinity College
(2017-2024)

RAND Corporation
Social & Economic Advisory Board (2021-2024)

Kenneth Kencel, Chief Executive Officer, President & Chairman
Kenneth Kencel has served as President and Chief Executive Officer of Churchill since 2015. Mr. Kencel has served as the Chief Executive Officer, President and Chairman of the Board of the Company since 2019, NC SLF Inc., a closed-end fund registered under the 1940 Act, since March 2021, Nuveen Churchill Private Capital Income Fund, a business development company (“BDC”), since March 2022, and Nuveen Churchill BDC V, a BDC, since July 2025. Mr. Kencel previously served as a trustee of Nuveen Churchill Private Credit Fund, a BDC. Throughout his over 35-year career in the investment industry, Mr. Kencel has accrued a broad range of experience in leading private credit investment businesses. Previously, Mr. Kencel served as a Managing Director of The Carlyle Group, and from May 2014 to April 2015, he also served as President and a Director of TCG BDC, Inc. (Carlyle’s publicly traded BDC). Prior to Carlyle, he founded and was President and CEO of Churchill Financial Group; and served as Head of Leveraged Finance for Royal Bank of Canada as well as Head of Indosuez Capital—a leading middle market merchant banking and asset management business in partnership with Credit Agricole Group. Mr. Kencel also helped to found the high yield finance business at Chase Securities (now JP Morgan Chase). He began his career in the Mergers & Acquisitions Group at Drexel Burnham Lambert.
Mr. Kencel serves on the Pension Investment Advisory Committee for the Archdiocese of New York, the Board of Trustees and Chairman of the Investment Committee of Canisius High School and the Advisory Board of Teach for America (Connecticut). Mr. Kencel is a former member of the Board of Advisors and Adjunct Professor at the McDonough School of Business at Georgetown University. He earned his B.S. in Business Administration, magna cum laude, from Georgetown University and his J.D. from Northwestern University Pritzker School of Law.
We believe Mr. Kencel’s numerous management positions, as well as his depth of experience with corporate finance and middle market investments, give the Board valuable industry-specific knowledge and expertise on these and other matters, and his history with Churchill provides an important skill set and knowledge base to the Board.

Stephen Potter
Stephen Potter has served as a director of the Company since December 2019, a trustee of Nuveen Churchill Private Capital Income Fund since March 2022, a trustee of Nuveen Churchill BDC V since July 2025, and a director of NC SLF Inc. since February 2026. From 2008 to 2017, prior to his retirement, Mr. Potter served as President of Northern Trust Asset Management (NTAM), a large global asset management firm, and as CEO of Northern Trust Investments, a registered investment adviser. From 2001-2008, Mr. Potter served as CEO of Northern Trust Global Services, Ltd. and led all of Northern Trust’s business activities outside the United States. In his various leadership roles at Northern Trust Corporation, Mr. Potter actively engaged with the board of directors and regulators focused on business strategy, risk management and long term talent development. Mr. Potter currently serves on the boards of Miami Corporation, Rush University Medical Center, the British American Business Council, the Solti Foundation, the American School in London US Foundation, Japan America Society of Chicago, Rush System for Health, Walter Scott & Partners in Edinburgh, Insight Investments, BNY Investment Management EMEA, and Newton Investment Management. Mr. Potter is currently Chairman of the Japan America Society of Chicago. Mr. Potter previously served as a trustee of Nuveen Churchill Private Credit Fund, the board of Duke University Trinity College, and the Social & Economic Advisory Board of the RAND Corporation in Santa Monica, CA. Mr. Potter is currently Chairman of the Japan America Society of Chicago. Mr. Potter holds an A.B. in Economics and History from Duke University and an M.B.A. in Finance and Marketing from Northwestern University.
We believe Mr. Potter’s management positions and experiences with business strategy and risk management provide the Board with valuable skills and insight.

Incumbent Class I Director — Terms Expiring 2027:
The Board has determined that Mr. Miranda is not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company.

Name, Address and Age(1)	Position(s) held within the Company	Principal Occupation(s) During the Past 5 years	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(2)	Other Directorships Held by Director or Nominee for Director
Independent Director
Kenneth Miranda, 65	Director	Chief Investment Officer of Cornell University	Class I Director since 2019, Term expires in 2027	1	Pension Fund Committee at the Bank of International Settlements (Observer) Sackville Capital
Kenneth Miranda
Kenneth M. Miranda has served as a director of the Company since December 2019. He was appointed Cornell University’s Chief Investment Officer effective July 1, 2016. Prior to this, he had been the Director of the International Monetary Fund’s Investment Office and has served as a visiting scholar at the International Monetary Fund. He also served as an advisor to the Administration Committee of the IMF Staff Retirement Plan. He currently serves as a member of the Advisory Committee on Investments for the Food and Agriculture Organization, and up until June 30, 2016, was a member of the Investment Committee of Cornell University. He also serves as the Chair of the Endowment Oversight Committee for Sackville Capital and as an observer of the Pension Fund Committee at the Bank of International Settlements. In addition, he served on the Investment Sub-Committee of the National Geographic Society. Formerly, he was the President of the Board of Directors of the Bank-Fund Staff Federal Credit Union and a Senior Advisor on the George Washington University Committee on Investments. He holds a Ph.D. in Economics from the University of Chicago, a B.S. in Foreign Service from Georgetown University, and is a CFA charter holder.
We believe Mr. Miranda’s investment experience, including serving as chief investment officer for a large endowment, provide an important skill set and knowledge base to the Board.

Incumbent Class II Directors — Term Expiring 2028
The Board has determined that each of Dr. Aggarwal and Mr. Ritchie is not an “interested person” (as defined in the 1940 Act) of the Company.

Name, Address and Age(1)	Position(s) held within the Company	Principal Occupation(s) During the Past 5 years	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(2)	Other Directorships Held by Director or Nominee for Director
Independent Directors
Reena Aggarwal, 68	Director	Professor of Finance at Georgetown University; Director, Georgetown’s Psaros Center for Financial Markets and Policy; and Vice Provost for Faculty at Georgetown University from 2016-2020	Class II Director since 2019, Term expires in 2028	1	Cohen and Steers Dimensional Funds
James Ritchie, 71	Director	Director	Class II Director since 2019, Term expires in 2028	4	Kinsale Capital Group, Inc. (2012-2025)
Reena Aggarwal
Reena Aggarwal has served as a director of the Company since December 2019. Dr. Aggarwal is currently the Robert E. McDonough Professor of Finance at Georgetown University and the Director of Georgetown’s Psaros Center for Financial Markets and Policy. She has been on the faculty of Georgetown University since 1986. Her focus is in the areas of corporate governance, ESG, capital raising, IPOs, institutional investors, ETFs, private equity, valuation, global financial markets and securities market regulation. Dr. Aggarwal has previously held various positions including Vice Provost for Faculty, Interim Dean and Deputy Dean of Georgetown's McDonough School of Business; Visiting Professor of Finance at MIT's Sloan School of Management; FINRA Academic Fellow; Academic Fellow at the U.S. SEC; Visiting Research Scholar at the International Monetary Fund; Fulbright Scholar to Brazil; and World Economic Forum Global Agenda Council on the Future of Financing and Capital; and a Distinguished Scholar at the Reserve Bank of India’s CAFRAL. Dr. Aggarwal serves on the Board of Cohen and Steers and Dimensional Funds. Dr. Aggarwal previously served on the Board of New York Life Investment Management IndexIQ (2008-2021), Brightwood Capital Advisors, LLC (2013-2020), and REAN Cloud (2015-2018). She received a Ph.D. in finance from the University of Maryland and M.M.S. from BITS Pilani, India.
We believe Dr. Aggarwal’s depth of knowledge of financial issues and corporate governance experience provide her with skills and valuable insight in serving on the board of an investment company, which make her well-qualified to serve on the Board.
James J. Ritchie
James J. Ritchie has served as a director of the Company since December 2019, a director of NC SLF Inc. since March 2021, a trustee of Nuveen Churchill Private Capital Income Fund since March 2022, and a trustee of Nuveen Churchill BDC V since July 2025. At various times from 2007 to May 2025, he served as Chairman of the boards of Acadian Asset Management Inc. (formerly known as Brightsphere Investment Group), a global asset management firm, F&G Life Insurance Company, a life and annuity insurance company and Quanta Capital Holdings, Ltd., a property and casualty insurance holding company. Prior to serving as Chairman of the boards of these firms, he chaired their respective audit committees as well as the audit committees of Kinsale Capital Group, Inc., a Richmond-based specialty insurance company, KMG America Corporation, a life and health insurance company, Ceres Group, Inc., a health insurance company, Lloyds Syndicate 4000 and Old Mutual Bermuda, a Bermuda-based financial services company. From 2001 to 2003, he served as CFO of White Mountains Insurance Group, Ltd., a Bermuda-based insurance holding company. Prior thereto, he held senior management positions in Cigna Corporation and Price Waterhouse (now PricewaterhouseCoopers LLP). Mr. Ritchie also previously served as a trustee of Nuveen Churchill Private Credit Fund. He is a member of the National Association of Corporate Directors and the American Institute of Certified Public Accountants. Mr. Ritchie received an M.B.A. from the Rutgers Graduate School of Business Administration and an A.B. economics degree with honors from Rutgers College.
We believe Mr. Ritchie’s broad experiences in the financial services and accounting sectors provide him with skills and valuable insight in handling complex financial transactions and accounting issues, all of which make him well qualified to serve on the Board.
________________________
(1)The address for each director is c/o Nuveen Churchill Direct Lending Corp., 375 Park Avenue, 9th Floor, New York, NY 10152.
(2)The term “Fund Complex” refers to (a) the Company, (b) NC SLF Inc., a closed-end fund registered under the 1940 Act whose investment adviser is affiliated with Churchill DLC Advisor LLC, the Company’s investment adviser (the “Adviser”), and is the sub-adviser to the Company, (c) Nuveen Churchill Private Capital Income Fund, a BDC whose investment adviser is affiliated with the Adviser and whose sub-advisers are also the sub-advisers to the Company, and (d) Nuveen Churchill BDC V, a BDC whose investment adviser is affiliated with the Adviser and is the sub-adviser to the Company.
Dollar Range of Equity Securities Beneficially Owned by Directors
The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Company and the Fund Complex that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; or Over $100,000. The term "Fund Complex" refers to the Company, Nuveen Churchill Private Capital Income Fund, NC SLF Inc., and Nuveen Churchill BDC V.

Name	Dollar Range of Equity Securities in the Company (1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex (3)
Interested Director
Kenneth Kencel	Over $100,000	Over $100,000
Independent Directors
Reena Aggarwal	Over $100,000	Over $100,000
Kenneth Miranda	Over $100,000	Over $100,000
Stephen Potter	Over $100,000	Over $100,000
James Ritchie	Over $100,000	Over $100,000
________________________
(1)    Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)    Dollar ranges of the Company were determined using the number of Shares that are beneficially owned as of the Record Date, multiplied by the closing price of our Shares on the New York Stock Exchange (“NYSE”) of $12.72 per share as of the Record Date.
(3)    Dollar ranges of equity securities in the Fund Complex were determined, if applicable, using the sum of: (a) the number of Shares of the Company beneficially owned as of the Record Date, multiplied by the closing price per Share as of the Record Date on the New York Stock Exchange; (b) the number of Class I common shares of beneficial interest of of Nuveen Churchill Private Capital Income Fund beneficially owned as of the Record Date, multiplied by the net asset value per Class I share as of February 28, 2026; (c) the number of common shares of beneficial interest of Nuveen Churchill BDC V beneficially owned as of the Record Date, multiplied by the most recent net asset value per share of Nuveen Churchill BDC V; and (d) the number of shares of common stock of NC SLF Inc. beneficially owned as of the Record Date, multiplied by the most recent net asset value per share of NC SLF Inc.

Information about Executive Officers Who Are Not Directors
The following sets forth certain information regarding the executive officers of the Company who are not directors of the Company.

Name	Age	Position	Officer Since
Shai Vichness	43	Chief Financial Officer and Treasurer	2019
Marissa Hassen	42	Chief Accounting Officer	2019
Charmagne Kukulka	36	Chief Compliance Officer	2024
John McCally	46	Vice President and Secretary	2019
The address for each of the Company’s executive officers is c/o Nuveen Churchill Direct Lending Corp., 375 Park Avenue, 9th Floor, New York, NY 10152. None of the Company's executive officers serve in such roles pursuant to any arrangement or understanding between any of Messrs. Vichness and McCally and Mses. Hassen and Kukulka, on the one hand, and the Company or any other person or entity, on the other hand.
Shai Vichness, Chief Financial Officer and Treasurer
Shai Vichness serves as Chief Financial Officer and Treasurer of the Company, NC SLF Inc., Nuveen Churchill Private Capital Income Fund, and Nuveen Churchill BDC V, and as a Senior Managing Director and Chief Operating Officer and Chief Financial Officer of Churchill. Previously, as Managing Director and Head of Senior Leveraged Lending for Nuveen, LLC ("Nuveen"), Mr. Vichness was responsible for initiating Nuveen’s investment program in middle market senior loans and was directly involved in the launch of Churchill as an affiliate in 2015. Since the launch of Churchill, Mr. Vichness has been a member of Churchill’s Investment Committee and has been actively engaged in the management of the firm, including the development of its infrastructure and operations. Mr. Vichness joined Nuveen in 2005 and has spent his entire career in the private debt markets, with a significant amount of time spent in the firm’s workout and restructuring department. Mr. Vichness holds a B.B.A. from Baruch College, CUNY and is a CFA charterholder.
Marissa Hassen, Chief Accounting Officer
Marissa Hassen joined Churchill in 2018 and serves as Chief Accounting Officer of the Company, NC SLF Inc., Nuveen Churchill Private Capital Income Fund, and Nuveen Churchill BDC V, and serves as a Managing Director and Chief Financial Officer, Investment Funds of Churchill. Ms. Hassen is a member of Churchill’s Operating Committee, as well as Churchill’s Valuation and Product Committee. Prior to Churchill, she was a senior manager in the Wealth and Asset Management Practice at Ernst & Young LLP, responsible for the planning, implementation, and completion of financial statement audits for alternative investment funds and registered investment companies. Ms. Hassen received her B.S. in Accounting and Business Administration from Lehigh University and is a Certified Public Accountant in the State of New York.
Charmagne Kukulka, Chief Compliance Officer
Charmagne Kukulka serves as the Chief Compliance Officer of the Company, NC SLF Inc., Nuveen Churchill Private Capital Income Fund, and Nuveen Churchill BDC V, and serves as a Managing Director and Chief Compliance Officer of Churchill. Ms. Kukulka is responsible for managing the compliance program for the Company and day-to-day regulatory and compliance matters, with a particular focus on regulation of investment companies registered under the 1940 Act. Before joining Churchill in 2023, Ms. Kukulka served as Chief Compliance Officer of a New York-based registered investment adviser. Ms. Kukulka began her compliance career at Blackstone Inc, where she was actively involved in the development and administration of the compliance program for Blackstone’s retail products. Ms. Kukulka received her B.A. in Business and Corporate Communications from Arizona State University’s W.P. Carey School of Business.

John McCally, Vice President and Secretary
John McCally serves as the Vice President and the Secretary of the Company, NC SLF Inc., Nuveen Churchill Private Capital Income Fund, and Nuveen Churchill BDC V, and serves as a Senior Managing Director and General Counsel for Churchill after establishing Churchill with the Churchill Financial Founders in 2015. Mr. McCally has served in the TIAA and Nuveen legal departments since 2010, including as the head of legal for Nuveen Leveraged Finance. Mr. McCally also provides legal support for various investment and asset management teams within the Nuveen and TIAA businesses, including those engaged in public and private fixed income, derivatives and structured products. Prior to joining the organization in 2010, Mr. McCally was an associate with Cadwalader, Wickersham & Taft LLP, specializing in derivatives, structured products and investment management, based in its Washington, D.C. office. Mr. McCally received a B.A. from Duke University and a juris doctor from The George Washington University Law School.
Vote Required
A nominee for director will be elected to the Board if the votes cast for such nominee’s election exceed the votes withheld from such nominee’s election. If you vote “withhold authority” with respect to a nominee, your Shares will not be voted with respect to the person indicated. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this Proposal 1.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE
The Board
Board Composition
The Board consists of five members. The Board is divided into three classes, with the members of each class serving staggered, three-year terms; however, the initial members of the three classes had initial terms of one, two and three years, respectively. The terms of the Company’s Class III directors will expire at the Annual Meeting; the term of the Company’s Class I director will expire at the 2027 annual meeting of shareholders; and the terms of the Company’s Class II directors will expire at the 2028 annual meeting of shareholders; .
Messrs. Kencel and Potter serve as Class III directors (with terms expiring at the Annual Meeting). Mr. Miranda serves as a Class I director (with term expiring at the 2027 annual meeting of shareholders). Dr. Aggarwal and Mr. Ritchie serve as Class II directors (with terms expiring at the 2028 annual meeting of shareholders).
Independent Director
Pursuant to the Charter, a majority of the Board will consist of directors who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Company, the Adviser, Churchill, the Company's sub-adviser, or Nuveen Asset Management, LLC, the Company's sub-adviser ("Nuveen Asset Management" and together with the Adviser and Churchill, the “Advisers”), or of any of their respective affiliates (the “Independent Directors”). On an annual basis, each member of the Board is required to complete a questionnaire eliciting information to assist the Board in determining whether the Independent Directors continue to be independent under the Exchange Act, the 1940 Act, and the NYSE listing standards. The Board limits membership on the Audit Committee, the Nominating Committee, the Compensation Committee, and the Co-Investment Committee to Independent Directors.
Based on these independence standards and the recommendation of the Nominating Committee, after reviewing all relevant transactions and relationships between each director, or any of his or her family members, and the Company, the Advisers, or of any of their respective affiliates, the Board has determined that Dr. Aggarwal and Messrs. Miranda, Potter and Ritchie qualify as Independent Directors. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the Exchange Act and the NYSE listing standards.
Interested Directors
Mr. Kencel is considered an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company because he is an officer of Churchill.
Meetings and Attendance
The Board met four times and took action on various occasions by unanimous written consent during the fiscal year ended December 31, 2025. Each of the incumbent directors attended at least 75% of the aggregate of the Board meetings and meetings of the committee(s) on which he or she served during the last fiscal year.
Board Attendance at the Annual Meeting
The Company’s practice is to encourage its directors to attend each annual meeting of shareholders; however, such attendance is not required at this time. A majority of the directors attended the 2025 annual meeting of shareholders.

Board Leadership Structure
The Board monitors and performs an oversight role with respect to the business and affairs of the Company, compliance with regulatory requirements and the services, expenses and performance of its service providers. Among other things, the Board approves the appointment of, and reviews and monitors the services and activities performed by, our Advisers, our administrator, Churchill BDC Administration LLC (the “Administrator”) and our officers, and approves the engagement, and reviews the performance of, the Company’s independent registered public accounting firm.
Under the bylaws, the Board may designate a chair to preside over the meetings of the Board and meetings of Shareholders and to perform such other duties as may be assigned to the chairman by the Board. The Company does not have a fixed policy as to whether the chair of the Board should be an Independent Director and believes that the flexibility to select its chair and reorganize its leadership structure, from time to time, based on the criteria that is in the best interests of the Company and the Shareholders, is appropriate at this time.
Kenneth Kencel currently serves as the Chair of our Board. Mr. Kencel is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company because he is an officer of the Company and Churchill. We believe that Mr. Kencel’s history as a co-founder of Churchill, familiarity with our investment objective and investment strategies, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our Board. We believe that, at present, we are best served through this leadership structure, as Mr. Kencel’s relationship with Churchill provides an effective bridge and encourages an open dialogue between our management and our Board, ensuring that all groups act with a common purpose. We are aware of the potential conflicts that may arise when a non-Independent Director is chairman of the Board, but believe these potential conflicts are offset by the Board designating a lead Independent Director (the “Lead Independent Director”) and our strong corporate governance policies.
The Board has designated a Lead Independent Director whose duties include, among other things, chairing executive sessions of the Independent Directors; acting as a liaison between the Independent Directors and the chairman of the Board and between the Independent Directors and officers of the Company and the Adviser; facilitating communication among the Independent Directors and the Company’s counsel; reviewing and commenting on Board and committee meeting agendas; and calling additional meetings of the Independent Directors as appropriate. On July 31, 2024, the Board appointed Stephen Potter to serve as the Lead Independent Director.
Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of the interested director; the establishment of the Audit Committee, the Nominating Committee, the Compensation Committee and the Co-Investment Committee, which are comprised solely of Independent Directors; and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of the interested director and other members of management, and who is responsible for administering our compliance policies and procedures. The Board views its leadership structure as appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between the Adviser and the Board. We recognize that different board leadership structures are appropriate for companies in different situations. We intend to continue to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.
The Board’s Role in Risk Oversight and Compliance
The Board performs its risk oversight function primarily through (a) the Audit Committee, the Nominating Committee, the Compensation Committee, and the Co-Investment Committee (collectively, the “Committees”), which report to the entire Board and are comprised solely of Independent Directors, and (b) reports received from the Company’s Chief Compliance Officer in accordance with the Company’s compliance policies and procedures.
As described below in more detail under the “Audit Committee,” “Nominating and Corporate Governance Committee,” “Compensation Committee” and “Co-Investment Committee” subsections below, the Committees assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting, and audits of the Company’s financial statements and discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The Compensation Committee’s risk oversight responsibilities include recommending to the Board for determination, the compensation, if any, of our Chief Executive Officer and all other executive officers and other matters related to compensation generally. The Nominating Committee’s risk oversight responsibilities include nominating directors for election by Shareholders in the event of director vacancies, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Committees. The Co-Investment Committee’s risk oversight responsibilities include reviewing and making certain findings in respect of co-investment transactions and monitoring compliance with the conditions of the Order (as defined below), as well as certain other matters pertaining to potential or actual conflicts of interest.
The Board also performs its risk oversight responsibilities with the assistance of the Company’s Chief Compliance Officer. The Chief Compliance Officer prepares a written report quarterly discussing the adequacy and effectiveness of Company's compliance policies and procedures and certain of its service providers. The Chief Compliance Officer’s quarterly report provided to the Board, addresses at a minimum: (a) the operation of the Company’s compliance policies and procedures and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors periodically, but in no event less than once each year.
The Company believes that the Board's role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC, the Company must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after the Company incurs such indebtedness. In addition, the Company has elected, and intends to qualify annually, to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements.
The Board believes its existing role in risk oversight is appropriate. However, the Board re-examines the manner in which it administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.
Communications with Directors
Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent Nuveen Churchill Direct Lending Corp., 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Chief Compliance Officer.
Committees of the Board
The Board has an Audit Committee, a Nominating Committee, a Compensation Committee and a Co-Investment Committee, and may form additional committees in the future. A brief description of each committee is included in this Proxy Statement, and the charters of the Audit Committee, Nominating Committee and Compensation Committee can be accessed on the Company’s website at www.ncdl.com.
Audit Committee
The Audit Committee held eight formal meetings and took actions by unanimous written consent during the fiscal year ended December 31, 2025.
The Audit Committee is currently composed of Reena Aggarwal, Kenneth Miranda, Stephen Potter and James Ritchie, each of whom is an Independent Director. Mr. Ritchie serves as chair of the Audit Committee. The Board has determined that each of Dr. Aggarwal and Mr. Ritchie qualifies as an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Our Audit Committee members also meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act, and qualify as an independent director under the NYSE listing standards.
The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee (a) assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s independence, qualifications and performance and our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm; (b) reviews and approves the Audit Committee report, as required by the SEC, to be included in our proxy statement relating to our annual meeting of shareholders; (c) oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and policies and internal controls over financial reporting; (d) in conjunction with the Board, oversees the valuation process of the Adviser, as the Board's valuation designee, in determining the fair value of portfolio securities for which current market values are not readily available in accordance with the Company's valuation policy and Rule 2a-5 under the 1940 Act; (e) determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof; (f) reviews reports regarding compliance with the Company’s Code of Business Conduct and Ethics; (g) pre-approves all audit and non-audit services provided to us by such independent registered public accounting firm; (h) acts as a liaison between our independent registered public accounting firm and the Board; and (i) reviews the Company's earnings materials, as well as financial information and earnings guidance provided to analysts and ratings agencies.
Nominating and Corporate Governance Committee
The Nominating Committee held two formal meetings during the fiscal year ended December 31, 2025.
The Nominating Committee is comprised of Reena Aggarwal, Kenneth Miranda, Stephen Potter and James Ritchie, each of whom is an Independent Director. Dr. Aggarwal serves as chair of the Nominating Committee, effective February 24, 2026.
The Nominating Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Nominating Committee. The Nominating Committee recommends to the Board persons to be nominated by the Board for election on an annual basis and in the event any vacancy on the Board may arise. The Nominating Committee will consider for nomination to the Board candidates submitted by our Shareholders or from other sources it deems appropriate. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating Committee applies the criteria included in its charter. These criteria include the candidate’s standards of character and integrity, knowledge of the Company’s business and industry, conflicts of interest, willingness to devote time to the Company and ability to act in the interests of all Shareholders. The Nominating Committee does not assign any specific weight to any particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. The Board believes diversity is important because a variety of viewpoints contribute to an effective decision-making process. The Nominating Committee also makes recommendations with regard to the tenure of the directors and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively. The Nominating Committee also develops and recommends to the Board a set of corporate governance guidelines applicable to the Company. Each member of the Nominating Committee qualifies as an independent director under the NYSE listing standards.
Compensation Committee
The Compensation Committee was formed following the consummation of the Company's initial public offering on January 29, 2024 (the "IPO"), and held one formal meeting during the fiscal year ended December 31, 2025.
The Compensation Committee is comprised of Reena Aggarwal, Kenneth Miranda, Stephen Potter and James Ritchie, each of whom is an Independent Director. Dr. Aggarwal serves as the chair of the Compensation Committee, effective as of February 24, 2026. The Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of our Chief Executive Officer, all other executive officers, and the Independent Directors. The Compensation Committee also assists the Board with matters related to compensation generally. As none of our executive officers currently is compensated by us, the Compensation Committee will not produce and/or review a report on executive compensation practices. Each member of our Compensation Committee qualifies as an independent director under the NYSE listing standards.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is a current or former officer of the Company. No member of the Compensation Committee (i) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Exchange Act, or (ii) is an executive officer of another entity, at which one of our executive officers serves on the Board.

Co-Investment Committee
The Co-Investment Committee held two formal meetings and took actions by unanimous written consent during the fiscal year ended December 31, 2025.
The Co-Investment Committee is comprised of Reena Aggarwal, Stephen Potter and James Ritchie, each of whom is an Independent Director. Mr. Potter serves as chair of the Co-Investment Committee.
The Co-Investment Committee is responsible for reviewing and making certain findings in respect of co-investment transactions under the conditions set forth in Amendment No. 2 to the Application for an Order filed by the Company, et al, on July 7, 2025, which exemptive order was granted by the SEC on August 5, 2025 (the “Order”), which superseded the prior exemptive order issued by the SEC on June 7, 2019 and amended on October 14, 2022, as well as certain other matters pertaining to actual or potential conflicts of interest.
Code of Business Conduct and Ethics
The Company has adopted a Code of Business Conduct and Ethics that applies to the Company’s principal executive officer, principal financial officer, principal account officer or controller, any person performing similar functions and all employees of Churchill and Nuveen that perform services on behalf of the Company. There have been no material changes to the Company’s Code of Business Conduct and Ethics or material waivers of the Code of Business Conduct and Ethics that apply to the Company’s Chief Executive Officer or Chief Financial Officer. If the Company makes any substantive amendment to, or grants a waiver from, a provision of its Code of Business Conduct and Ethics, the Company will promptly file a Form 8-K with the SEC. The Company will provide any person, without charge, upon request, a copy of the Code of Business Conduct and Ethics. To receive a copy, please provide a written request to: Nuveen Churchill Direct Lending Corp., 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Chief Compliance Officer, Charmagne Kukulka.
Hedging Transactions and Pledging of Securities
The Board has adopted, as part of the Company’s insider trading policy, prohibitions against executive officers and directors of the Company and any director, officer or employee of the Adviser from engaging in hedging transactions involving the Shares, short selling the Shares, engaging in transactions in put options, call options, or any other derivative securities on an exchange or in any other organized market. The Insider Trading Policy also prohibits holding Shares in a margin account or otherwise pledging the Shares as collateral for a loan unless the Chief Compliance Officer has provided prior written consent.
Insider Trading Policies
The Company has adopted insider trading policies and procedures governing the purchase, sale, and disposition of its securities by its officers and directors that are reasonably designed to promote compliance with insider trading laws, rules and regulations.

Corporate Governance Guidelines
The Company has adopted corporate governance guidelines, which are available on the Company's website at www.ncdl.com under the “Investors” tab.

Election of Executive Officers
Executive officers hold their office until their respective successor has been duly elected and qualified, or until the earlier of their respective resignation or removal.
Compensation Discussion and Analysis
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Advisers, the Administrator or their respective affiliates, pursuant to the terms of the Advisory Agreement, the CAM Sub-Advisory Agreement, the NAM Sub-Advisory Agreement and the Administration Agreement (each as defined below), as applicable. Our day-to-day administrative operations are managed by the Administrator. Most of the services necessary for the origination and administration of our investment portfolio will be provided by investment professionals employed by Churchill or its affiliates.
None of our executive officers receive direct compensation from us. Each of our executive officers is an employee of an affiliate of the Administrator. We reimburse the Administrator for our allocable portion of expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs, and we reimburse the Adviser for certain expenses under the Advisory Agreement.
Director Compensation
No compensation will be paid to our director who is an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Company. Effective as of January 1, 2025, (i) each Independent Director receives an annual retainer of $120,000, (ii) the chair of the Audit Committee receives an additional annual fee of $12,000, and (iii) the Lead Independent Director receives an additional annual fee of $12,000. We also reimburse each of the Independent Directors for all reasonable out-of-pocket expenses incurred in connection with each meeting attended.
The table below sets forth the total compensation received by each Independent Director from the Company and the Fund Complex for service during the fiscal year ended December 31, 2025. The term "Fund Complex" refers to the Company, Nuveen Churchill, Private Capital Income Fund, NC SLF Inc., and Nuveen Churchill BDC V.

	Fees Earned and Paid in Cash(1)	Total Compensation Paid from the Fund Complex(2)
Reena Aggarwal	$120,000	$ 120,000
David Kirchheimer(3)	$120,000	$ 149,500
Kenneth Miranda	$120,000	$ 120,000
Stephen Potter	$132,000	$ 309,740
James Ritchie	$132,000	$ 349,904
(1)    The Company does not have a profit-sharing plan, and the Independent Directors do not receive any pension or retirement benefits from the Company.
(2)    Total compensation paid from the Fund Complex refers to the sum of the following fees paid to each Independent Director in connection with their respective positions as a director or trustee of certain affiliates of the Company: (a) the compensation paid by the Company as described in the table above; (b) $132,500 in compensation paid to Mr. Ritchie and $125,000 in compensation paid to Mr. Potter by Nuveen Churchill Private Capital Income Fund; (c) $29,500 in compensation paid to Mr. Ritchie and $29,500 in compensation paid to Mr. Kirchheimer by NC SLF Inc.; and (d) $55,904 in compensation paid to Mr. Ritchie and $52,740 in compensation paid to Mr. Potter, respectively, by Nuveen Churchill BDC V for the fiscal year ended December 31, 2025.
(3)    David Kirchheimer was a director as of December 31, 2025. On February 24, 2026, David Kirchheimer notified the Board that he was resigning as a director of the Board, effective as of the same date.
Effective as of January 1, 2026, (i) the annual retainer received by each Independent Director for serving on the Board increased from $120,000 to $135,000, (ii) the additional annual fee payable to the chair of the Audit Committee increased from $12,000 to $13,500, and (iii) the additional annual fee payable to the Lead Independent Director increased from $12,000 to $13,500.

Compensation of the Adviser
The Adviser is responsible for the overall management of the Company’s activities pursuant to the amended and restated investment advisory agreement, dated January 29, 2024, by and between the Company and the Adviser (the “Advisory Agreement”). The Adviser has delegated substantially all of its day-to-day portfolio-management obligations as set forth in the Advisory Agreement to Churchill pursuant to an investment sub-advisory agreement (as amended from time to time, the “CAM Sub-Advisory Agreement”). Churchill has engaged Nuveen Asset Management, acting through its leveraged finance division, to manage certain of the Company's liquid investments pursuant to a sub-investment advisory agreement, dated January 29, 2024, by and among the Adviser, Churchill and Nuveen Asset Management (the “NAM Sub-Advisory Agreement”). Subject to the pace and amount of investment activity in the Company's middle market investment program, a portion of the Company's portfolio may be comprised of cash and cash equivalents, liquid fixed-income securities (including broadly syndicated loans) and other liquid credit instruments. The percentage of the Company’s portfolio allocated to the liquid investment strategy managed by Nuveen Asset Management will be at the discretion of Churchill. The Adviser has general oversight over the investment process on behalf of the Company, including, but not limited to, asset and liability management. The Adviser also has ultimate responsibility for the Company’s performance under the terms of the Advisory Agreement. Fees payable to Churchill and Nuveen Asset Management will be borne entirely by the Adviser, and will not be directly incurred by the Company.
We pay the Adviser a fee for its services under the Advisory Agreement consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by Shareholders.
Base Management Fee
Under the Advisory Agreement, for the first five quarters beginning with the calendar quarter in which the IPO was consummated (i.e., beginning with the calendar quarter ended March 31, 2024 through the calendar quarter ended March 31, 2025), the management fee was calculated at an annual rate of 0.75% of average total assets, excluding cash and cash equivalents and including assets financed using leverage (“Average Total Assets”), at the end of the two most recently completed calendar quarters, and thereafter, the management fee is calculated at an annual rate of 1.00% of Average Total Assets. For purposes of this calculation, cash and cash equivalents include any temporary investments in cash-equivalents, U.S. government securities and other high quality investment grade debt investments that mature in 12 months or less from the date of investment. Any management fees will be payable quarterly in arrears.
The Adviser retains 32.5% of the management fee. The remaining amount is paid by the Adviser to Churchill as compensation for services provided by Churchill pursuant to the CAM Sub-Advisory Agreement.
Incentive Fee
Under the Advisory Agreement, the Adviser waived the incentive fee on income and incentive fee on capital gains for the first five quarters beginning with the calendar quarter in which the IPO was consummated (i.e., beginning with the calendar quarter ended March 31, 2024 through the calendar quarter ended March 31, 2025). Following the expiration of the fee waiver, the Company pays an incentive fee to the Adviser that consists of two parts. The incentive fees are based on our income and our capital gains, each as described below. The portion of the incentive fee based on income is calculated, subject to a cap (the “Incentive Fee Cap”), and payable quarterly in arrears based on pre-incentive fee net investment income (as defined below) in respect of the current calendar quarter and the eleven preceding calendar quarters (or, if fewer, the number of calendar quarters beginning with the calendar quarter in which the IPO was consummated) (such period, the “Trailing Twelve Quarters”) commencing from the beginning of the calendar quarter in which the IPO was consummated (i.e., beginning with the calendar quarter ended March 31, 2024), as follows:
•no incentive fee in any calendar quarter in which the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters does not exceed the hurdle rate of 1.50% (6% annually) for such Trailing Twelve Quarters;
•100% of the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.7647% in any calendar quarter following the consummation of the IPO. The Company refers to this portion of the pre-incentive fee net investment income as the “catch-up” provision. The catch-up is meant to provide the Adviser with 15% of the pre-incentive fee net investment income as if a hurdle rate did not apply if the pre-incentive fee net investment income exceeds 1.7647%

multiplied by the Company's NAV at the beginning of each applicable calendar quarter comprising of the relevant Trailing Twelve Quarters; and
•15% of the aggregate pre-incentive fee net investment income, if any, in respect of the Trailing Twelve Quarters that exceeds 1.7647%.
Under the Advisory Agreement, the incentive fee on income for a particular quarter is subject to the Incentive Fee Cap. The Incentive Fee Cap is equal to the difference between (x) 15% of the Cumulative Pre-Incentive Fee Net Return (as defined below) over the relevant Trailing Twelve Quarters and (y) the aggregate incentive fee on income that was paid to the Adviser by the Company in respect of the first eleven calendar quarters (or, if fewer, the number of calendar quarters beginning with the calendar quarter in which the IPO was consummated) included in the relevant Trailing Twelve Quarters.
These calculations are adjusted for any share issuances or repurchases during the applicable calendar quarter.
“Cumulative Pre-Incentive Fee Net Return” during the relevant Trailing Twelve Quarters, beginning with the calendar quarter in which the IPO was consummated, means (x) the pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters less (y) any Net Capital Loss (as defined below), if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no incentive fee on income to the Adviser in respect of that quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee on income that is payable to the Adviser for such quarter calculated as described above, the Company will pay an incentive fee on income to the Adviser equal to the Incentive Fee Cap in respect of such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the incentive fee on income that is payable to the Adviser for such quarter calculated as described above, the Company will pay an incentive fee on income to the Adviser equal to the incentive fee calculated as described above for such quarter without regard to the Incentive Fee Cap.
“Net Capital Loss” in respect of a particular period, beginning with the calendar quarter in which the IPO was consummated, means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in respect of such period and (ii) aggregate capital gains, whether realized or unrealized, in respect of such period.
Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the relevant calendar quarters, minus operating expenses for the relevant calendar quarters (including the management fee, any expenses payable under the Administration Agreement (as defined below), interest expense and dividends paid on any outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income will include, in the case of investments with a deferred interest feature such as market discount, debt instruments with payment-in-kind (“PIK”) interest, preferred shares with PIK dividends and zero-coupon securities, accrued income that we have not yet received in cash. The Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued interest that we never received. Pre-incentive fee net investment income will not include any realized capital gains, realized capital losses or unrealized capital gains or losses. If any distributions from portfolio companies are characterized as a return of capital, such returns of capital would affect the capital gains incentive fee to the extent a gain or loss is realized.
To determine whether the pre-incentive fee net investment income exceeds the hurdle rate, pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarters will be compared to a “hurdle amount” equal to the product of (i) the “hurdle rate” of 1.50% per quarter (6% annualized) and (ii) the sum of the Company's net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters.
Under the Advisory Agreement, the second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 15.0% of the Company’s realized capital gains as of the end of the fiscal year following the IPO. In no event will the capital gains incentive fee payable pursuant to the Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

In determining the capital gains incentive fee payable to the Adviser, the Company calculates the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses beginning with the calendar quarter in which the IPO was consummated, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in the Company’s portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the amortized cost of such investment. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the amortized cost of such investment beginning with the calendar quarter in which this offering is consummated. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the amortized cost of such investment. At the end of the applicable year, the amount of capital gains that serve as the basis for the calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments.
The Adviser retains 32.5% of any incentive fee. The remaining amount will be paid by the Adviser to Churchill as compensation for services provided by Churchill pursuant to the CAM Sub-Advisory Agreement.
Certain Relationships and Related Party Transactions
In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any transactions with any persons affiliated with us that are prohibited under the 1940 Act, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, and/or certain of our affiliates. We will not enter into any agreements related to any such transactions unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek Board review and approval or exemptive relief for such transaction. Our Board will review such procedures on an annual basis.
Advisory Agreement
We initially entered into an investment advisory agreement with the Adviser on December 9, 2019. On October 27, 2023, the Board unanimously approved the Advisory Agreement, which amends and restates the prior investment advisory agreement. In connection therewith, the Advisory Agreement was approved by our Shareholders on December 15, 2023 and became effective on January 29, 2024 upon the consummation of the IPO. Pursuant to the 1940 Act, the Advisory Agreement became effective for an initial two-year period from January 29, 2024, its effective date, and will remain in effect thereafter from year-to-year, subject to approval by our Board or a vote of a majority of our outstanding voting securities, and by approval of a majority of the Independent Directors. Most recently, on October 29, 2025, the Board, including a majority of the Independent Directors, approved the renewal of the Advisory Agreement for a one-year term commencing on December 1, 2025, resulting in the continuation of the Advisory Agreement until December 1, 2026. In reaching a decision to approve the renewal of the Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:
•the nature, quality and extent of the advisory and other services to be provided to the Company by the Adviser;
•the investment performance of individuals affiliated with the Company and the Adviser;
•comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;
•the Company’s projected operating expenses and expense ratio compared to other BDCs with similar investment objectives;
•any existing and potential sources of indirect income to the Adviser from its relationships with the Company and the profitability of those relationships;
•information about the services to be performed and the personnel performing such services under the Advisory Agreement;

•the organizational capability and financial condition of the Adviser and its affiliates;
•the Adviser’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Company and the brokers’ provision of brokerage and research services to the Adviser; and
•the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
Based on the information reviewed and the discussion thereof, the Board, including all of the Independent Directors, concluded that the fees payable to the Adviser pursuant to the Advisory Agreement were reasonable, and comparable to the fees paid by other BDCs with similar investment objective, in relation to the services to be provided. The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.
CAM Sub-Advisory Agreement
The Adviser has entered into the CAM Sub-Advisory Agreement, pursuant to which Churchill will be entitled to a portion of the management and incentive fees paid to the Adviser. The CAM Sub-Advisory Agreement was initially approved by the Board on December 9, 2019. Pursuant to the 1940 Act, the CAM Sub-Advisory Agreement remained in effect for an initial period of two years from its effective date of December 31, 2019 and will remain in effect on a year-to-year basis thereafter if approved annually either by the Board or by the affirmative vote of the holders of a majority of our outstanding voting securities and, in each case, a majority of our Independent Directors. The CAM Sub-Advisory Agreement was subsequently amended and restated on December 31, 2020, October 7, 2021, and March 8, 2022, and was approved by the Board, including all of the Independent Directors, in accordance with and on the basis of an evaluation satisfactory to such directors as required by the 1940 Act. Most recently, on October 29, 2025, the Board, including all of the Independent Directors, approved the renewal of the CAM Sub-Advisory Agreement for an additional one-year term commencing on December 1, 2025, resulting in the continuation of the CAM Sub-Advisory Agreement until December 1, 2026. In reaching a decision to approve the renewal of the CAM Sub-Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:
•the nature, quality and extent of the advisory and other services to be provided to the Company by Churchill;
•the investment performance of individuals affiliated with the Company and Churchill;
•comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;
•the Company’s projected operating expenses and expense ratio compared to other BDCs with similar investment objectives;
•any existing and potential sources of indirect income to Churchill from its relationships with the Company and the profitability of those relationships;
•information about the services to be performed and the personnel performing such services under the CAM Sub-Advisory Agreement;
•the organizational capability and financial condition of Churchill and its affiliates;
•Churchill’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Company and the brokers’ provision of brokerage and research services to Churchill; and
•the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
Based on the information reviewed and the discussions detailed above, the Board, including all of the Independent Directors, concluded that the fees payable to Churchill pursuant to the CAM Sub-Advisory Agreement were reasonable in relation to the services to be provided. The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.
NAM Sub-Advisory Agreement
On October 27, 2023, the Board, including all of the Independent Directors, unanimously approved the NAM Sub-Advisory Agreement. In connection therewith, the NAM Sub-Advisory Agreement was approved by Shareholders on December 15, 2023 and became effective on January 29, 2024 upon the consummation of the IPO. Pursuant to the 1940 Act, the NAM Sub-Advisory Agreement became effective for an initial two-year period from January 29, 2024, its effective date, and will remain in effect thereafter from year-to-year, subject to approval by our Board or a vote of a majority of our outstanding voting securities, and by approval of a majority of the Independent Directors. Most recently, on October 29, 2025, the Board, including all of the Independent Directors, approved the renewal of the NAM Sub-Advisory Agreement for a one-year term commencing on December 1, 2025, resulting in the continuation of the Advisory Agreement until December 1, 2026. In reaching a decision to approve the renewal of the NAM Sub-Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:
•the nature, quality and extent of the advisory and other services to be provided to the Company by Nuveen Asset Management;
•the investment performance of individuals affiliated with the Company and Nuveen Asset Management;
•comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;
•the Company’s projected operating expenses and expense ratio compared to other BDCs with similar investment objectives;
•any existing and potential sources of indirect income to Nuveen Asset Management from its relationships with the Company and the profitability of those relationships;
•information about the services to be performed and the personnel performing such services under the NAM Sub-Advisory Agreement;
•the organizational capability and financial condition of Nuveen Asset Management and its affiliates;
•Nuveen Asset Management’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Company and the brokers’ provision of brokerage and research services to Nuveen Asset Management; and
•the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
Based on the information reviewed and the discussion thereof, the Board, including all of the Independent Directors, concluded that the fees payable by Churchill to Nuveen Asset Management pursuant to the NAM Sub-Advisory Agreement were reasonable in relation to the services to be provided and approved the NAM Sub-Advisory Agreement as being in the best interests of Shareholders. The Board oversees and monitors the investment performance of Nuveen Asset Management.

Administration Agreement
We have entered into the Administration Agreement with the Administrator (the “Administration Agreement”). Pursuant to the Administration Agreement, the Administrator furnishes the Company with office facilities and equipment and provides clerical, bookkeeping and record keeping and other administrative services at such facilities.

Relationship with the Adviser, Churchill, Nuveen and TIAA
We, the Adviser and Churchill, and their officers, directors, employees, agents and affiliates may be subject to certain potential conflicts of interest in connection with our activities and investments. For example, the terms of the Advisory Agreement with respect to management and incentive fees may create an incentive for the Adviser to approve and cause us to make more speculative investments than we would otherwise make in the absence of such fee structure. In addition, certain personnel of the Adviser and/or Churchill serve, or may serve, as officers, directors, members or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts or investment vehicles sponsored or managed by them. Similarly, Churchill may have other clients or other accounts with similar, different or competing investment objectives as us. In serving in these multiple capacities, they may have obligations to other clients, other accounts or investors in those entities, the fulfillment of which may not be in the best interests of the Company or our Shareholders. The conflicts of interest described herein could prevent the Company from making or disposing of certain investments or making or disposing of certain investments on the terms desired.
Churchill or its affiliates also earn additional fees related to the securities in which the Company invests, which may result in conflicts of interests for the senior investment professionals and members of the investment committee making investment decisions. For example, subject to any applicable limitations under applicable law, Churchill and its affiliates may act as an arranger, syndication agent, or in a similar capacity with respect to securities in which the Company invests, where Churchill's investment staff sources and arranges financing transactions that may be eligible for investment by its client accounts (including the Company), and, in connection therewith, commits to source, arrange, and issue such financing instruments as may be required by the related issuer(s). In connection with such sourcing and arranging activity, such issuer(s) agree to pay Churchill and its affiliates compensation in the form of closing or arrangement fees, which compensation is paid to them at or immediately prior to the funding of such financing, separately from the management fees paid by the Company. Additionally, subject to any applicable limitations under applicable law, affiliates of Churchill may act as the administrative agent on credit facilities under which such securities are issued, which may contemplate additional compensation to such affiliates for the service of acting as administrative agent thereunder. Each of Churchill and Nuveen Asset Management has a separate account, fund-of-one, or other managed account arrangements in place with TIAA or subsidiaries thereof. Consistent with their respective investment allocation policies and the Order, Churchill and Nuveen Asset Management also may simultaneously be managing certain securities for the Company and allocating the same investments to TIAA (or subsidiaries thereof) pursuant to such arrangements, which may lead to conflicts of interest.
In certain instances, it is possible that other entities managed by Churchill or Nuveen Asset Management or a proprietary account of TIAA may be invested in the same or similar loans or securities as those held by the Company, and which may be acquired at different times at lower or higher prices. Those investments also may be in securities or other instruments in different parts of the company’s capital structure that differ significantly from the investments held by the Company, including with respect to material terms and conditions, including, without limitation, seniority, interest rates, dividends, voting rights and participation in liquidation proceeds. To the extent such a conflict occurs, Churchill and/or Nuveen Asset Management will attempt to resolve the conflict in a fair and equitable manner. However, there can be no assurance that conflicts will be resolved in our favor. Consequently, in certain instances, these investments may be in positions or interests that are potentially adverse to those taken or held by the Company. In such circumstances, measures will be taken to address such actual or potential conflicts, which may include, as appropriate, establishing an information barrier between or among the applicable personnel of the relevant affiliated entities (including as between officers of Churchill), requiring recusal of certain personnel from participating in decisions that give rise to such conflicts, or other protective measures as will be established from time to time to address such conflicts.
Further, subject to any applicable limitations under applicable law, an affiliate of TIAA may serve as the administrative or other named agent on behalf of the lenders with respect to investments by the Company and/or one or more of its affiliates. In some cases, investments that are originated or otherwise sourced by Churchill may be funded by a loan syndicate organized by Churchill (“Loan Syndicate”) or its affiliates. The participants in a Loan Syndicate (the “Loan Syndicate Participants”), in addition to the Company and its affiliates, may include other lenders and various institutional and sophisticated investors (through private investment vehicles in which they invest). The entity acting as agent may serve as an agent with respect to loans made at varying levels of a borrower’s capital structure. Loan Syndicate Participants may hold investments in the same or distinct tranches in the loan facilities of which the portfolio investment is a part or in different positions in the capital structure under such portfolio investment. As is typical in such agency arrangements, the agent is the party responsible for administering and enforcing the terms of the loan facility, may take certain actions and make certain decisions in its discretion, and generally may take material actions only in accordance with the instructions of a designated percentage of the lenders. In the case of loan facilities that include both senior and subordinate tranches, the agent may take actions in accordance with the instructions of the holders of one or more of the senior tranches without any right to vote or consent (except in certain limited circumstances) by the subordinated tranches of such indebtedness. Churchill expects that the portfolio investments held by the Company and its affiliates may represent less than the amount of debt sufficient to direct, initiate or prevent actions with respect to such loan facility, or a tranche thereof, of which the Company’s investment is a part (other than preventing those that require the consent of each lender). As a result of an affiliate of TIAA acting as agent for an agented loan where a Loan Syndicate Participant may own more of the related indebtedness of the obligor or hold indebtedness in a position in the capital structure of an obligor different from that of the Company and its affiliates, such Loan Syndicate Participants will be in a position to exercise more control with respect to the related loan facility than that which Churchill could exercise on behalf of the Company, and may exercise such control in a manner adverse to the interests of the Company.
In addition, TIAA and other client accounts of Churchill, in connection with an advisory relationship with Churchill, may be a limited partner investor in many of the private equity funds that own the portfolio companies in which the Company will invest, or TIAA (and other private clients managed by Churchill and its affiliates) may otherwise have a relationship with the private equity funds or portfolio companies in which the Company invests, which may give rise to certain conflicts or limit the Company’s ability to invest in such portfolio companies. TIAA (and other private clients managed by Churchill and its affiliates) may also hold passive equity co-investments in such private equity funds or portfolio companies owned by such fund, or in holding companies elsewhere in the capital structure of the private equity fund or portfolio company, which may give rise to certain conflicts for the investment professionals when making investment decisions.
Nuveen Asset Management may manage certain of the Company's liquid investments pursuant to the NAM Sub-Advisory Agreement. Nuveen Asset Management may serve as managing member, adviser or sub-adviser to one or more affiliated private funds or other pooled investment vehicles. Investment professionals associated with Nuveen Asset Management are actively involved in other investment activities not concerning the Company and will not devote all of their professional time to the Company's affairs. For example, Nuveen Asset Management may compete with other affiliates and other accounts for investments for the Company, subjecting Nuveen Asset Management to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Company's behalf. In the event that a conflict of interest arises, Nuveen Asset Management will endeavor, so far as it is able, to ensure that such conflict is resolved in a manner consistent with applicable law and its internal policies. There can be no assurance that Nuveen Asset Management will resolve all conflicts of interest in a manner that is favorable to the Company and any such conflicts of interest could have a material adverse effect on the Company.
Allocation of Investment Opportunities
Churchill and its affiliates have procedures and policies in place designed to manage the potential conflicts of interest between their fiduciary obligations to us and their similar fiduciary obligations to other clients. An investment opportunity that is suitable for multiple clients of Churchill and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that Churchill’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.
In order to address these issues, Churchill has put in place an investment allocation policy that addresses the restrictions under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities. In the absence of using the Order from the SEC that permits greater flexibility relating to co-investments, Churchill will apply the investment allocation policy to determine which entities will proceed with an investment. When we engage in permitted co-investments, we will do so in a manner consistent with Churchill’s allocation policy. In situations where co-investment with other entities managed by Churchill or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, Churchill will need to decide whether we or such other entity or entities will proceed with the investment. Churchill will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.
Churchill’s allocation policy sets target holds for the Company and the other accounts managed by Churchill in the ordinary course. The target hold amounts are designed to achieve a high level of diversification in the Company and the other accounts managed by Churchill, generally in the one percent (1%) – two percent (2%) range (but may be greater or lesser than that from time to time, depending on market conditions). Target holds may be less than the maximum hold position permitted under the investment restrictions applicable to such account (including the Company), and as a result of the application of the target hold, additional investment capacity may exist, which may go towards co-investment vehicles.
Co-Investment Opportunities
As a BDC, the Company is subject to certain regulatory restrictions in negotiating certain investments with entities with which the Company may be restricted from doing so under the 1940 Act, such as Churchill and its affiliates, unless it obtains an exemptive order from the SEC.
We may co-invest with other clients of Churchill and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may co-invest with such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in privately placed securities so long as certain conditions are met, including that Churchill, acting on our behalf and on behalf of other clients, negotiates no term other than price. We also may co-invest with Churchill’s or its affiliates’ other clients as otherwise permissible under regulatory guidance, applicable regulations, and Churchill’s investment allocation policy, which Churchill maintains in writing. Under this investment allocation policy, a portion of each eligible investment opportunity, which may vary based on asset class and from time to time, is offered to us and similar eligible accounts, as periodically determined by Churchill. The Company also may participate in negotiated co-investment transactions with certain other funds and accounts sponsored or managed by Churchill, Nuveen Asset Management and/or their respective affiliates pursuant to the Order. The Order requires that a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board make certain findings with respect to the following, among other things: (1) when the Company co-invests with an affiliated entity (as defined in the exemptive application) in an issuer where an affiliated entity has an existing investment in the issuer under certain circumstances, and (2) if the Company disposes of an asset acquired in a co-investment transaction unless the disposition is done on a pro rata basis or the disposition is of a tradable security. Pursuant to the Order, the Board oversees the Company’s participation in the co-investment program. As required by the Order, the Company has adopted, and the Board has approved, policies and procedures reasonably designed to ensure the Company’s compliance with the conditions of the Order, and the Adviser and the Company’s Chief Compliance Officer will provide reporting to the Board.
Material Non-Public Information
The investment professionals of the Adviser, Churchill and Nuveen Asset Management may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a portfolio company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.
Promoters and Certain Control Persons
The Adviser, Churchill, and Nuveen Asset Management may be deemed promoters of the Company. We have entered into the Advisory Agreement with the Adviser, the CAM Sub-Advisory Agreement with Churchill, and the NAM Sub-Advisory Agreement with Nuveen Asset Management.
Portfolio Management
Subject to the overall supervision of our Board, Churchill will manage the day-to-day operations of, and provide investment advisory and management services to, us. All investment decisions for us require the unanimous approval of the members of the investment committee (the “Investment Committee”), which is comprised of senior investment personnel of the investment teams. The members of the Investment Committee are Kenneth Kencel, Jason Strife, Mathew Linett and Randy Schwimmer, each of whom is considered to be a portfolio manager. The Investment Committee is also advised by the Senior Loan Investment Committee and the Private Equity and Junior Capital (“PEJC”) Investment Committee, respectively. The Senior Loan Investment Committee is currently comprised of Kenneth Kencel, Randy Schwimmer, Shai Vichness, Christopher Cox, Mathew Linett, and Kevin Meyer. The PEJC Investment Committee is currently comprised of Kenneth Kencel, Jason Strife, Derek Fricke, Anne Philpott, and Nicholas Lawler.
None of Churchill’s investment professionals receive any direct compensation from us in connection with the management of our portfolio. Certain members of the Investment Committee, through their financial interests in the Advisers, are entitled to a portion of the profits earned by the Advisers, which includes any fees payable to the Advisers under the terms of the Advisory Agreement and the CAM Sub-Advisory Agreement, less expenses incurred by the Advisers in performing its services under the Advisory Agreement and CAM Sub-Advisory Agreement.
Other Accounts Managed by Portfolio Managers
The portfolio managers primarily responsible for our day-to-day management also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2025: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Kenneth Kencel

Type of Account	Number of Accounts	Assets of Accounts ($ in millions)(2)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ in millions)
Registered investment companies	2	$1,060	1.00	$156
Other pooled investment vehicles(1):	51	$27,817	33	$21,074
Other accounts	19	$24,991	8	$3,599

Jason Strife

Type of Account	Number of Accounts	Assets of Accounts ($ in millions)(2)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ in millions)
Registered investment companies	1	$156	1.00	$156
Other pooled investment vehicles(1):	25	$12,471	22	$11,708
Other accounts	3	$14,205	2	$1,157

Mathew Linett

Type of Account	Number of Accounts	Assets of Accounts ($ in millions)(2)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ in millions)
Registered investment companies	1	$904	—	$—
Other pooled investment vehicles(1):	28	$18,400	13	$12,420
Other accounts	16	$10,786	6	$2,443

Randy Schwimmer

Type of Account	Number of Accounts	Assets of Accounts ($ in millions)(2)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ in millions)
Registered investment companies	1	$904	—	$—
Other pooled investment vehicles(1):	28	$18,400	13	$12,420
Other accounts	16	$10,786	6	$2,443
__________________
(1)Includes investment companies that have elected to be regulated as a BDC under the 1940 Act.
(2)Total assets includes commitments to acquire limited partner interests in private funds that may not be fully funded as of the date set forth above.

Members of the Investment Committee Who Are Not Our Directors or Executive Officers
Randy Schwimmer, Vice Chairman, Churchill
Durant D. (“Randy”) Schwimmer serves as Vice Chairman and Chief Investment Strategist at Churchill. In his role, he leads the firm’s investment outlook and is dedicated to educating clients and audiences on private capital markets and portfolio strategy. Mr. Schwimmer is the Founder and Publisher of The Lead Left, Churchill’s weekly newsletter reviewing deals and trends in the capital markets, and he also produces Private Capital Call, a monthly podcast. Additionally, Mr. Schwimmer serves on Churchill’s Executive Committee and Senior Lending Investment Committee. Previously, Mr. Schwimmer oversaw Churchill’s Investor Solutions Group, focused on deepening and expanding the firm’s relationships with investors, and prior to that, he served as Co-Head of Senior Lending, responsible for senior lending origination and capital markets. Mr. Schwimmer has broad experience in middle market finance and is widely credited with developing loan syndications for middle market companies. Prior to joining Churchill, he served as a Senior Managing Director and the Head of Capital Markets and Indirect Origination at Churchill Financial, where he was responsible for all loan capital markets activities and managing the firm’s indirect origination platform. Before that, he was a Managing Director and the Head of Leveraged Finance Syndication for BNP Paribas. Mr. Schwimmer spent 15 years at JP Morgan Chase in corporate banking and loan syndications, where he originated, structured, and syndicated leveraged loans. Mr. Schwimmer is frequently quoted in industry publications, a frequent speaker at leading conferences and a regular guest on Bloomberg Radio. In addition, Mr. Schwimmer serves on the LSTA Private Credit Senior Advisory Committee and S&P’s Leveraged Finance Council. Mr. Schwimmer graduated from Trinity College with a cum laude B.A. He earned his M.A. from the University of Chicago.
Jason Strife, Senior Managing Director, Head of Junior Capital & Private Equity Solutions, Churchill
Jason Strife serves as Senior Managing Director and Head of Private Equity & Junior Capital at Churchill. Jason is responsible for sourcing, executing, portfolio construction and monitoring Churchill’s middle market private equity and junior capital investment efforts, including fund commitments, equity co-investments and junior debt investments. Prior to joining Nuveen, Mr. Strife was a Principal at Bison Capital, a Los Angeles-based private equity firm focused on structured junior capital investments in lower middle market companies. Prior to Bison Capital, Mr. Strife was an investment professional at Weston Presidio, a Boston and San Francisco-based middle market private equity firm focused on growth capital and leveraged buyout investing. Prior to Weston Presidio, Mr. Strife worked in the Mergers and Acquisitions group of Wachovia Securities, executing primarily sell side transactions on behalf of private equity clients. Mr. Strife graduated with a Master’s degree in Accounting and a Bachelor’s degree in Analytical Finance from Wake Forest University.
Mathew Linett, Senior Managing Director, Head of Senior Lending, Churchill
Mathew Linett serves as Senior Managing Director, Head of Senior Lending and supervises underwriting and portfolio management for Churchill’s Senior Loan Investment Team. He brings nearly 30 years of leveraged finance experience with a strong emphasis on the middle market. He has invested at all levels of the capital structure including senior secured loans, public and private mezzanine debt, as well as private equity co-investments. In addition, he has significant distressed debt experience both as an investor in the secondary market as well as through direct workouts of middle market loans. Previously, he was a Credit Portfolio Manager at Loeb King Capital and Havens Advisors, a Senior Vice President at Jefferies & Co., as well as a Vice President at Indosuez Capital – a middle market merchant banking and asset management business. Mr. Linett and Mr. Kencel worked closely together at Indosuez Capital.
Mr. Linett graduated cum laude from the University of Pennsylvania’s dual degree program with a B.S. in economics from the Wharton School and a B.A. (honors) in international relations from the College of Arts and Sciences.
Other Senior Investment Professionals
Christopher Cox, Senior Managing Director, Chief Risk Officer, Churchill
Christopher Cox serves as Chief Risk Officer of Churchill. He is responsible for the firm’s risk management infrastructure, including all risk management processes and policies. He also oversees the workout, portfolio management, valuation, allocation and responsible investing teams. He is a member of the firm’s Senior Lending Investment Committee, as well as the Operating Committee. Previously, he was a principal of Carlyle Secured Lending, Inc., formerly known as TCG BDC, Inc. and Carlyle GMS Finance

(Carlyle’s publicly traded BDC) and was a managing director and Chief Risk Officer for Churchill Financial, which he joined in 2006. In this role, he was responsible for overseeing the company’s risk management infrastructure, including all risk management processes and policies. Prior to this, Mr. Cox was a senior vice president at GE Commercial Finance (a division of GE Capital) from 1997 to 2006, where he held various risk management roles within the corporate lending group, focusing on middle market transactions. Mr. Cox also worked at Gibbs & Cox, Inc. in New York, NY. Mr. Cox received his B.S. in civil engineering from Tufts University and his M.B.A. from Fordham University.
Kelli Marti, Senior Managing Director, Senior Portfolio Manager, Head of CLO Management, Churchill
Kelli Marti serves as Churchill’s Senior Portfolio Manager and the Head of CLO Management at Churchill. As Head of CLO Management, she is responsible for the management and growth of Churchill's middle market CLO platform, including day-to-day vehicle oversight, assisting in the sourcing of assets and trading strategy development, as well as participating in fundraising initiatives. As Senior Portfolio Manager, Ms. Marti manages Nuveen Churchill Private Capital Income Fund (PCAP), as well as various other Churchill funds. For PCAP, she oversees the day-to-day investment activity and helps to make investment decisions on behalf of the fund. Ms. Marti also serves as a member of the firm's Senior Lending Investment Committee for upper middle market senior loan transactions, as well as the firm's Operating Committee. Before joining Churchill, she spent eighteen years at Crestline Denali Capital, a CLO asset manager. Most recently, Ms. Marti served as Crestline Denali’s Managing Director and Chief Credit Officer where she was responsible for overseeing the firm’s entire credit function including new business underwriting and portfolio management. Ms. Marti also served on the firm’s Investment Committee. Prior to joining Crestline Denali, she was a Vice President at Heller Financial where she was responsible for underwriting and managing middle market loans. Prior to joining Heller, she was an Assistant Vice President at First Source Financial where she underwrote direct middle market transactions on behalf of the firm’s CLO portfolio. She began her career as an auditor at KPMG in Chicago.
Ms. Marti graduated magna cum laude with a B.S. in Accounting from the University of Notre Dame and received her M.B.A. with high honors from the Kellogg School of Management at Northwestern University. Ms. Marti previously earned her CPA certification.
Kevin Meyer, Managing Director, Head of Origination, Churchill
Kevin Meyer serves as Churchill’s Head of Origination with over twelve years of experience in middle market leveraged finance. He is responsible for overseeing the firm's deal sourcing for senior lending transactions and building and maintaining relationships with leading U.S. private equity sponsors. Mr. Meyer serves as a member of the Senior Lending Investment Committee, as well as the firm’s Operating Committee. Previously, he was an Assistant Vice President and Underwriter at GE Capital, a financial services institution that is focused on making direct senior, middle market loans. Prior to GE Capital, Mr. Meyer worked in sports marketing and event management at FIFA. Mr. Meyer graduated from Fordham with a B.A. in finance and minor concentration in economics. He received his M.B.A. with specializations in finance and international business from Fairfield University’s Dolan School of Business.
Jill White, Managing Director, Head of Underwriting & Portfolio Management, Churchill
Jill White serves as Churchill’s Head of Underwriting & Portfolio Management, focusing on the firm's senior lending strategy. She is responsible for overseeing the screening, staffing and underwriting of new transactions as well as managing ongoing portfolio activity. Ms. White serves on the Senior Lending Investment Committee, as well as the firm’s Operating Committee. Prior to joining Churchill in 2018, she was an Assistant Vice President at Antares Capital on the underwriting and portfolio management team, where she led processes for senior debt financings. Prior to that, she spent several years on the Antares credit advisory team managing distressed credit situations. Previously, Ms. White completed the GE Capital Investment Analyst program. She graduated summa cum laude from John Carroll University with a B.S. in finance and minor in mathematics.
PEJC Investment Team Senior Investment Professionals
Derek Fricke, Senior Managing Director, Head of Direct Investments, Junior Capital & Private Equity Solutions, Churchill
Derek Fricke serves as Senior Managing Director and Head of Direct Investments for the PEJC investment team. He is responsible for capital raising, sourcing and underwriting investments, as well as portfolio management for Churchill's junior debt, structure capital and equity co-investment strategies. Mr. Fricke serves as a member of Churchill's Private Equity and Junior Capital

Investment Committee, as well as the firm's Operating Committee. Prior to Churchill, Mr. Fricke was a Senior Director on the PEJC team at the firm's parent company, TIAA, and subsequently Nuveen, since 2013. Previously, he was a Senior Associate at Chrysalis Ventures, a venture capital firm, and an investment team member at BIA Digital partners, where he was an active mezzanine capital and equity investor in middle-market companies. Mr. Fricke began his career in investment banking in Atlanta, GA with SunTrust Robinson Humphrey. He is a graduate of the University of North Carolina at Chapel Hill, where he earned a B.S. degree in Business Administration from the Kenan-Flagler School of Business.
Anne Philpott, Managing Director, Head of Private Equity Fund Investments, Junior Capital & Private Equity Solutions, Churchill
Anne Philpott is a Managing Director and the Head of Private Equity Fund Investments for the PEJC investment team. Ms. Philpott is responsible for sourcing and executing transactions across the PEJC platform, while leading the firm's primary private equity fund investment strategy. She serves as a member of Churchill's Private Equity and Junior Capital Investment Committee, as well as the firm's Operating Committee. Additionally, she is Co-Head of the firm's Diversity, Equity and Inclusion Council, where she collaborates on initiatives that prioritize inclusion and authenticity at the firm. Prior to Churchill, Ms. Philpott was a Senior Director on the PEJC investment team at Nuveen. She joined TIAA in 2005 and began her career as an Associate in the Private Placements group. As part of the Private Placements group, she acted as a lead originator and portfolio manager for a variety of domestic and international high grade corporate debt investments. Ms. Philpott holds a B.S. in Economics from the University of Pennsylvania. She is a CFA charter holder and a member of the CFA Institute.
Nicholas Lawler, Managing Director, Head of Secondaries on the PEJC Investment Team, Churchill
Nicholas Lawler is a Managing Director on the PEJC Investment Team at Churchill. His responsibilities include oversight of origination, underwriting and portfolio management activities for secondary investments. Prior to joining Churchill in 2022, Mr. Lawler spent 10 years at 50 South Capital Advisors, LLC, the alternative investment arm of Northern Trust Corporation, where he was a Senior Vice President and helped build and lead the firm’s secondaries business. Mr. Lawler also served on 50 South Capital’s Diversity, Equity, and Inclusion Committee. Before joining 50 South Capital, he was a member of Northern Trust’s Global Opportunities in Leadership Development program on the Investments Track – Northern’s functional and management training program. Nick joined Northern Trust in 2008 and began his career in Wealth Management. Mr. Lawler holds a B.A. in political science and minor in history from Boston College, where he was a member of the men’s varsity golf team, competing in the Atlantic Coast Conference.
Nuveen Leveraged Finance Senior Investment Professionals
The Adviser and Churchill have engaged their affiliate, Nuveen Asset Management, acting through the Nuveen Leveraged Finance division, to manage certain of our liquid investments pursuant to the NAM Sub-Advisory Agreement.
The liquid investments that may be managed by Nuveen Leveraged Finance are primarily comprised of publicly traded broadly syndicated Senior Loans issued by U.S. issuers. Nuveen Leveraged Finance will underwrite investment opportunities through both bottom-up fundamental research and top-down macro analysis to identify attractive investments within the more liquid part of the broadly syndicated loan market. Nuveen Leveraged Finance will seek to achieve a high level of current income and total return, consistent with preservation of capital. Liquid investments may be comprised of debt obligations with various public credit ratings, although we expect such investments primarily to be comprised of obligations below investment grade quality.
Nuveen Leveraged Finance utilizes a team-based investment approach that seeks to attain superior risk-adjusted returns through a disciplined yet dynamic investment process focused on the liquid part of the broadly syndicated loan universe. Its investment team specializes in specific sectors and industries, evaluating the entire capital structure of companies while conducting a valuation-based analysis, with an emphasis on companies with strong cash flow characteristics and/or hard assets as collateral. Specific portfolio guidelines for liquid investments will be determined from time to time through a collaborative process between Churchill and Nuveen Leveraged Finance.

Scott Caraher, Head of Senior Loans, Nuveen Leveraged Finance
Scott Caraher is head of senior loans for Nuveen Leveraged Finance and is responsible for retail and institutional bank loan-focused portfolio management. When Mr. Caraher joined Nuveen affiliate Symphony Asset Management in 2002, he was a gaming and industrials analyst providing long and short credit ideas to the investment team up and down the capital structure. Mr. Caraher began trading loans for the platform in 2003 and in 2005 was named an associate portfolio manager on the firm’s loan strategies. He became the lead portfolio manager on the firm’s loan strategies in 2008. Prior to joining the firm, Mr. Caraher was an investment banking analyst in the industrial group at Deutsche Bank Alex Brown in New York. Mr. Caraher graduated with a B.S. in Finance from Georgetown University.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

PricewaterhouseCoopers LLP, New York, New York, has been appointed by the Audit Committee and the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. PricewaterhouseCoopers LLP acted as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025. PricewaterhouseCoopers LLP has advised us that neither the firm nor any present member or associate of it has a direct financial or material indirect financial interest in the Company or its affiliates. It is expected that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.
Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Company by PricewaterhouseCoopers LLP for professional services performed for the fiscal years ended December 31, 2025 and December 31, 2024:

	For the fiscal year ended December 31, 2025	For the fiscal year ended December 31, 2024
Audit Fees	$ 990,000	$ 975,000
Audit-Related Fees	90,400	215,760
Tax Fees	22,480	92,305
All Other Fees	—	—
Total Fees	$ 1,102,880	$ 1,283,065
________________________
Audit Fees: Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our financial statements included in the Annual Report and the review of our financial statements included in our quarterly reports on Form 10-Q in accordance with generally accepted auditing principles in the United States (“U.S. GAAP”), this category contains fees for comfort letters, statutory audits, consents and assistance with and review of documents filed with the SEC.
Audit-Related Fees: Audit-related fees are assurance and related services that are reasonably related to the performance of the independent accountant, such as attestation services that are not required by statute or regulation, and agreed upon procedures performed by the Company's principal accountant.
Tax Fees: Tax fees include professional fees for tax compliance and tax advice.
All Other Fees: Other fees would include fees for products and services other than the services reported above.
Pre-Approval Policies and Procedures
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and such services cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent registered public accounting firm to management.
Audit Committee Report*
The Audit Committee of the Board operates under a written charter adopted by the Board. As of February 12, 2026, the date of the Audit Committee Report, the Audit Committee was composed of Messrs. Miranda, Potter and Ritchie and Dr. Aggarwal.
Management is responsible for the Company’s internal controls over financial reporting. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and expressing an opinion on the conformity of those audited financial statements in accordance with U.S. GAAP. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.
Audit Firm Selection/Ratification
At least annually, the Audit Committee reviews the Company’s independent registered public accounting firm to decide whether to retain such firm on behalf of the Company. PricewaterhouseCoopers LLP has been the Company’s independent registered public accounting firm since 2019.
When conducting its latest review of PricewaterhouseCoopers LLP, the Audit Committee actively engaged with PricewaterhouseCoopers LLP’s engagement partners and considered, among other factors:
•the professional qualifications of PricewaterhouseCoopers LLP and that of the lead audit partner and other key engagement members relative to the current and ongoing needs of the Company;
•PricewaterhouseCoopers LLP’s historical and recent performance on the Company’s audits, including the extent and quality of PricewaterhouseCoopers LLP’s communications with the Audit Committee related thereto;
•senior management’s assessment of PricewaterhouseCoopers LLP’s performance;
•the appropriateness of PricewaterhouseCoopers LLP’s fees relative to both efficiency and audit quality;
•PricewaterhouseCoopers LLP’s independence policies and processes for maintaining its independence;
•PCAOB audit quality inspection reports on PricewaterhouseCoopers LLP;
•PricewaterhouseCoopers LLP’s tenure as the Company’s independent registered public accounting firm and its related depth of understanding of the Company’s businesses, operations and systems and the Company’s accounting policies and practices;
•PricewaterhouseCoopers LLP’s professional integrity and objectivity; and
•the relative benefits, challenges, overall advisability and potential impact of selecting a different independent registered public accounting firm.
As a result of this evaluation, the Audit Committee approved the appointment of PricewaterhouseCoopers LLP for the 2026 fiscal year.
Audit Engagement Partner Selection
Under SEC rules and PricewaterhouseCoopers LLP’s practice, the lead engagement audit partner is required to change every five years, and the current lead audit partner was appointed for the fiscal year ended December 31, 2024.

Pre-Approval Policy
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve all services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent registered public accounting firm to management.
During the fiscal year ended December 31, 2025, the Audit Committee pre-approved 100% of non-audit services in accordance with the pre-approval policy described above.
Review with Management
The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with U.S. GAAP.
Review and Discussion with Independent Registered Public Accounting Firm
The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, matters required to be discussed by the applicable requirements of the PCAOB. The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.
Conclusion
Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company's Annual Report for the fiscal year ended December 31, 2025 for filing with the SEC. The Audit Committee also recommended the selection of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2026.
Respectfully Submitted,
The Audit Committee
James Ritchie
Reena Aggarwal
David Kirchheimer**
Kenneth Miranda
Stephen Potter

*    The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
**    Mr. Kirchheimer was a director of the Board and a member of the Audit Committee as of February 12, 2026, the date of the Audit Committee Report.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING
The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of Shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.
SUBMISSION OF SHAREHOLDER PROPOSALS
Any proposal of a Shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2027 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by us on or before December 7, 2026. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to Nuveen Churchill Direct Lending Corp., 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Vice President and Secretary, John McCally. Our Nominating Committee will review all Shareholder proposals and will make recommendations to the Board for action on such proposals.
Shareholder proposals or director nominations to be presented at the 2027 annual meeting of shareholders, other than shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.
Our bylaws require that the proposal or recommendation for director nominations must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than November 7, 2026, the 150th day prior to the one year anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting, and not later than 5:00 p.m., Eastern Time, on December 7, 2026, the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of 5:00 p.m., Eastern Time, on the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
SUBMISSION OF COMPLAINTS
The Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer, Charmagne Kukulka. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Audit Committee Chair. Complaints may also be submitted on an anonymous basis via an anonymous online reporting system.

HOUSEHOLDING
Mailings for multiple Shareholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all Shareholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, please contact John McCally by telephone at (212) 478-9200 or by mail to Nuveen Churchill Direct Lending Corp., 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Vice President and Secretary, John McCally.
AVAILABLE INFORMATION
Copies of the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K are available at the Company’s website (www.ncdl.com) or without charge, upon request. Please contact Investor Relations by telephone at (212) 478-9200, by email at NCDL-IR@churchillam.com or mail your request to Nuveen Churchill Direct Lending Corp., 375 Park Avenue, 9th Floor, New York, NY 10152.
YOU ARE CORDIALLY INVITED TO PARTICIPATE IN THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, YOU ARE REQUESTED TO VOTE IN ACCORDANCE WITH THE VOTING INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, OR BY REQUESTING HARD COPY PROXY MATERIALS FROM US AND RETURNING A PROXY CARD.

PRIVACY NOTICE
The following information is provided to help investors understand what personal information the Company collects, how the Company protects that information and why, in certain cases, the Company may share information with select other parties.
In order to provide you with individualized service, the Company collects certain nonpublic personal information about you from information you provide on your subscription agreement or other forms (such as your address and social security number), and information about your account transactions with the Company (such as purchases of Shares and account balances). The Company also may collect such information through your account inquiries by mail, email, telephone or website.
The Company does not disclose any nonpublic personal information about you to anyone, except as permitted by law. Specifically, so that the Company, the Advisers and their affiliates may continue to offer services that best meet your investing needs, the Company may disclose the information we collect, as described above, to companies that perform administrative or marketing services on behalf of the Company, such as transfer agents, or printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which they have been hired, and are not permitted to use or share this information for any other purpose.
We will continue to adhere to the privacy policies and practices described in this notice if you no longer hold Shares of the Company.
The Company and the Advisers maintain internal security procedures to restrict access to your personal and account information to those officers and employees who need to know that information to service your account. The Company maintains physical, electronic and procedural safeguards to protect your nonpublic personal information.

CHURCHILL
from nuveen

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before the Annual Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or Annual Meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Annual Meeting - Go to **www.virtualshareholdermeeting.com/NCDL2026**

Shareholders as of the record date may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or the Annual Meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V91564-P48672

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

NUVEEN CHURCHILL DIRECT LENDING CORP.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. The election of the following persons as directors, who will each serve as a director of Nuveen Churchill Direct Lending Corp.'s board of directors until 2029, or until their respective successor is duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Class III directors (term ending at the Annual Meeting):

01) Kenneth Kencel
02) Stephen Potter

To conduct such other business as may properly come before the Annual Meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V91565-P48672

The undersigned shareholder of Nuveen Churchill Direct Lending Corp. (the "Company") acknowledges receipt of the Notice of Annual Meeting of Shareholders of the Company (the "Annual Meeting") and hereby appoints Kenneth Kencel, Shaul Vichness and John McCally, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting to be held at 12:30 p.m., Eastern Time on May 21, 2026, at www.virtualshareholdermeeting.com/NCDL2026, and any adjournment or postponement thereof.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; where no choice is specified, it will be voted FOR the proposal in accordance with the recommendation of the Company's board of directors and in the discretion of the proxies with respect to any other matters that may properly come before the Annual Meeting.

Continued and to be signed on reverse side